FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS FIRST AMENDMENT is made and entered into this 18th day of September, 2018 (the “Effective Date) between Accu-Break Pharmaceuticals, Inc. (“Licensor”) and Intiva BioPharma Inc. (“Licensee”) (the “Amendment”)

WHEREAS, on February 28, 2018 Licensor and Licensee entered into that certain Exclusive License Agreement (the “Agreement”);

WHEREAS, pursuant to Section 5 of the Agreement, Licensee agreed to pay certain License Fees to Licensor;

WHEREAS, Licensee has requested that the time to pay the $30,000 due to Licensor be extended from August 31, 2018 until February 28, 2019 and the fee due February 28, 2019 be extended until August 31, 2019; and

WHEREAS, Licensor has agreed to (i) extend the payment of the fee due August 31, 2018 provided that Licensor receive $10,000 on November 1, 2018 and the remaining $20,000 on February 28, 2019 and (ii) extend the remaining $35,000 fee due February 28, 2019 to August 31, 2019.

NOW, THEREFORE, on consideration of the promises and the receipt of good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Except as hereby amended, the Agreement remains in full force and effect.

2. Licensor has agreed to extend (a) the payment of the license fee due on August 31, 2018 provided that Licensor receives (i) $10,000 on November 1, 2018 and (ii) $20,000 on February 28, 2019 and (b) the $35,000 fee due February 28, 2019 to August 31, 2019.

3. Except as indicated to the contrary, the defined terms used herein shall have the meanings ascribed to them in the Agreement.

4. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall govern.

5. This Amendment may be executed in one or more counterparts and by facsimile, each of which shall be deemed to be an original, and all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the Licensor and Licensee have duly executed this Amendment the day and year first written above.

LICENSOR:		LICENSEE:
ACCU-BREAK PHARMACEUTICALS, INC.		INTIVA BIOPHARMA INC.

By:	/s/ Robert I. Goldfarb	By:	/s/ Evan Wasoff
Name:	Robert I. Goldfarb	Name:	Evan Wasoff
Title:	President	Title:	CFO